Duplicate
                  Contract of Permission for Operating Business
         Selling Books, Magazines, Printed Materials, Cards, Stationery; Selling and Renting Tapes, VDO, CD; Providing Services for Printing Name Cards, Making Rubber Stamps, Graphic, Advertising Stickers & Photo Copies
                          Bangkok International Airport


                                                          Contract No. 6-03/2543


This contract is made at the Airports Authority of Thailand on 21 January 2000, between the Airports Authority of Thailand, represented by Flight Lieutenant Usar Borisuth, Deputy Managing Director, Acting Managing Director of the Airports Authority of Thailand, hereinafter called "AAT" of one part, and King Power Tax Free Co., Ltd., registered as a juristic person Company Limited under the Civil and Commercial Code, with the head office at 26th-27th Floors, Siam Tower, 989 Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, represented by Mr. Viratana Suntaranond, the person empowered to enter juristic act binding King Power Tax Free Co., Ltd. according to the Certificate No. Phor.Hor. 0014837 dated 14 October 1999, issued by the Office of Partnership/Company Registration, Bangkok, hereinafter called the "Operator" of the other part.

AAT and the Operator agree as follows :

1.       Business Operation

         AAT agrees to grant a permission and the Operator agrees to receive the permission for operating business of selling books, magazines, printed materials, cards, stationery; selling and renting tapes, VDO, CD; providing services for printing name cards, making rubber stamps, graphic, advertising stickers and photo copies, on the 2nd Floor, southern side, of the International Passenger Terminal 2, the Bangkok International Airport, under the terms and conditions of this contract, for a period of three years, from 1 April 2000 to 31 March 2003.

2.       Fee, Remuneration, Taxes/Duties, Other Expenses & Method of Payment

         2.1 The Operator agrees to pay the fee for entering into the contract, and the remuneration for receiving permission for operating business of selling books, magazines, printed materials, cards, stationery; selling and renting tapes, VDO, CD; providing services for printing name cards, making rubber stamps, graphic, advertising stickers and photo copies, under this contract, to AAT, as follows:

                  2.1.1 The fee for entering into the contract, Baht 5,000.00 (Five Thousand Baht Only), not including the value added tax;

                  2.1.2 The Operator agrees to pay the remuneration for receiving permission for operating the business under this contract to AAT, on monthly basis, for the amount equivalent to 15% (fifteen) of the total revenues, before deduction of expenses, of that particular month (the total revenues include the value added tax), or the minimum remuneration the Operator has agreed to pay to AAT, whichever amount is higher. The minimum monthly remuneration shall be as follows :

                           Year 1, from 1 April 2000, or from the date of commencement of the business, whichever date is earlier, to 31 March 2001, Baht 100,800.00 (One Hundred Thousand Eight Hundred Baht Only);

                           Year 2,  from 1 April  2001 to 31  March  2002,  Baht
                           110,880.00   (One  Hundred  and  Ten  Thousand  Eight
                           Hundred Eighty Baht Only); and

                           Year 3, from 1 April 2002 to 31 March 2003, Baht 121,968.00 (One Hundred Twenty-One Thousand Nine Hundred Sixty-Eight Baht Only)

                           The monthly remuneration that the Operator has agreed to pay AAT under this clause has not included the value added tax, which the Operator has the duty to pay at the rate stipulated by law.

         2.2 In payment of the remuneration under Clause 2.1.2, the Operator agrees to pay the minimum remuneration to AAT in advance, on monthly basis, by the 5th of every month. If the amount of remuneration at the rate 15% (fifteen)of the total revenues, before deduction of expenses, appears to be higher than the minimum remuneration, the Operator agrees to pay the difference to AAT by the 20th of the following month.

         2.3 The Operator agrees to be responsible for payment of the taxes and/or other expenses related to the business operation under this contract at the rates stipulated by law and/or set forth in directives of AAT.

         2.4 All payment under this contract shall be made at Finance Division, Finance Department, of AAT. After the Operator has made payment to AAT, a receipt shall be issued to the Operator as evidence. The receipt shall have the signatures of the Director, Finance Division, Finance Department, of AAT or the designated person, jointly with the cashier of Finance Division, Finance Department, of AAT or the designated person who must be a financial staff of AAT.

                  If the Operator is in default of any payment under this contract, the Operator consents to pay penalty to AAT at a rate of 1.5 percent (one point five) per month of the outstanding amount. A fraction of month shall be counted as one month.

                  The Operator agrees that this clause is a separate part, and without prejudice to the right of AAT to terminate this contract and claim for damages.

3.       Duties and Responsibilities of the Operator

         3.1 The Operator shall operate the business prescribed herein only.

         3.2 In operating the business under this contract, the Operator agrees to invest in decoration of the premises which shall be attractive and modern as well as acquiring articles and equipment at the Operator's own expense.

         3.3 The Operator shall not transfer the business under this contract or permit a third party to operate the business, either in part or in whole, unless a written permission has been obtained from AAT first.

         3.4 The Operator shall operate the business under this contract with expertise, caution and competence in accordance with the standards of this type of business, whereby the Operator shall take into consideration AAT's reputation and image.

         3.5 The Operator shall not use the word "Airports Authority of Thailand," "AAT" or other word concerning with AAT or the logo of the Airports Authority of Thailand as trading name, characteristics or logo of the Operator's business or juristic person name, to such an extent that it would be mistaken as the business of AAT.

         3.6 The Operator must sell the merchandise and provide the services according to the list submitted to AAT on the date of selection the operators, which is attached and deemed part of this contract. If the operator wishes to sell additional merchandise or provide additional services, the Operator must submit the list of merchandise and service and the prices and rates of service charge (in Baht) to AAT for consideration on every occasion; and shall proceed only after a written permission has been given by AAT.

         3.7 The Operator must sell the merchandise and provide the services at the Bangkok International Airport at the same prices, quantity, service fees as at the Operator's branches, or in line with the leading department stores in Bangkok Metropolis. Any change of the price or service fee must be notified to AAT in writing, and shall proceed only after a written permission has been given by AAT. The new price or service fee must be the same as those in the Operator's branches.

         3.8 AAT reserves the right to specify the types of merchandise and services, or notify the Operator to stop selling any merchandise or providing any service as AAT deems inappropriate; for which the Operator shall strictly comply.

         3.9 The Operator shall have selling prices of the merchandise, and the service fees, visibly displayed and in Baht only.

         3.10 In case the Operator receives payment in foreign currencies, the prevalent daily exchange rates of the bank in the International Passenger Terminal, the Bangkok International Airport, shall apply accordingly. The currencies exchange rates shall be visibly displayed.

         3.11 Should there be any complaint regarding price or service fee, quality of the merchandise or service, AAT reserves the right to order the Operator to adjust the price or service fee, improve the quality of the merchandise or service as AAT deems appropriate. In this respect, AAT's decision shall be final.

         3.12 The Operator shall open the business selling the merchandise and providing the services under this contract on daily basis, whereby close of business on any day is not permitted. The business hours shall be at least 06.00 - 24.00 hrs. daily.

                  If the Operator wishes to change the business hours, a written permission must be obtained from AAT on every occasion.

         3.13 It is prohibited to have a jukebox, audio or stereo equipment in the business premises.

         3.14 Advertisement in the business premises shall be for the merchandise being sold therein only, and a written permission of AAT must be obtained first.

         3.15 The Operator shall oversee to ensure that every staff and employee of the Operator shall dress properly, with the name tag as endorsed by AAT, and that they shall strictly comply with the regulations, directives and instructions of AAT; in case of any violation thereof, the Operator consents AAT to proceed as AAT deems appropriate.

         3.16 The Operator shall comply with the laws related to the business operation under this contract, whether those existed before or to be enacted at a later date.

         3.17 The Operator shall facilitate AAT staff members, who have been appointed and assigned to oversee the Operator's business under this contract, to inspect the business premises, merchandise, selling prices and the relevant documents, as well as auditing the Operator's books of accounts.

         3.18 In operating the business under this contract, if any damage occurred to the property or reputation of AAT, by an act of the Operator or the person whom the Operator has appointed, assigned, hired or requested to perform the works of the Operator, the Operator shall be responsible for compensation of such damage.

         3.19 The Operator shall submit the total revenues of the business operation under this contract and prepare accounts showing details of sales of merchandise and provision of services in each month to AAT on monthly basis, by the 20th of the following month.

         3.20 For each fiscal year of the Operator, the Operator shall have the certified public accountant of the Operator certified and confirmed the total revenues, before deduction of expenses, of the business operation at the Bangkok International Airport to AAT in writing, within 150 days from the end of the fiscal year, and at the Operator's own expense.

         3.21 In case the Operator has failed to comply with the contract or acted beyond the contract and AAT has forwarded a notice to the Operator, but the Operator neglected to comply with the contract or remained to act beyond the contract, AAT shall impose a daily fine to the Operator effective the date of such action at 0.1% of the monthly remuneration, and the Operator agrees to pay the fine as notified by AAT accordingly.

4.       Performance Guarantee

         In entering into this contract, the Operator has submitted the Letter of Guarantee No. 029-43-00011-0/108 dated 13 January 2000, issued by the Siam Commercial Bank Public Company Limited, Lak Si Branch, for Baht 804,988.80 (Eight Hundred and Four Thousand Nine Hundred Eighty-Eight Baht Eighty Satang), to AAT as performance guarantee. AAT shall return the said Letter of Guarantee after the Operator has been relieved from all obligations under this contract.

5.       Termination of Contract

         5.1 During the period of this contract, if AAT wishes to terminate the contract prior to the expiration date under Clause 1, AAT is entitled to do so; provided that a written notice must be given to the Operator at least 30 days in advance. Thereby, the Operator agrees not to sue or claim for damages from AAT.

                  In case the Operator wishes to terminate this contract prior to the expiration date under Clause 1, the Operator is entitled to do so; provided that a written notice must be given to AAT at least 90 days in advance, and that the Operator has no outstanding payment to AAT.

         5.2 If there is any reasonable grounds to believe that the Operator shall not be able to operate the business successfully, or the Operator is in breach of any clause herein, AAT is entitled to terminate this contract and permit a third party to operate the business under this contract thereafter; thereby the Operator shall be subject to indemnity to AAT as well.

         5.3 Each and every clause of this contract is deemed essential. If it appears that the Operator acts or omits to act in violation of or non-compliance with any clause herein, or becomes bankrupt, AAT is entitled to immediately terminate this contract, claim for damages and forfeit the performance guarantee.

This contract is made in duplicated copies. Both parties, having read and understood it entirely, hereunder sign their names and affix seal (if any) in the presence of witnesses and each retaining one copy.

                                      (Seal of King Power Tax Fee Co., Ltd.)

                   AAT                                   The Operator
                   ---                                   ------------


               - signed -                                 - signed -
    (Flight Lieutenant Usar Borisuth)             (Mr. Viratana Suntaranond)



                 Witness                                    Witness
                 -------                                    -------


               - signed -                                 - signed -
          (Mr. Krit Phakhakit)                 (Miss Sarinthon Chongchaidejwong)

(Official Emblem)
                 THE SIAM COMMERCIAL BANK PUBLIC COMPANY LIMITED
                               Letter of Guarantee

029-60-00311-6
No. 029-43-00011-0/108                                        13 January 2000

We, the Siam Commercial Bank Public Company Limited, Lak Si Branch, with offices at 99/50 Chaeng Watthana Road, Talat Bang Khen Sub-district, Lak Si District, Bangkok Metropolis, hereby issue this Letter of Guarantee to the Airports Authority of Thailand, as follows :

1. Whereas King Power Tax Free Co., Ltd. has received a permission to operate the business of selling books, magazines, printed materials, cards, stationery; selling and renting tapes, VDO, CD; providing services for printing name cards, making rubber stamps, graphic, advertising stickers and photo copies, at the Bangkok International Airport, according to the Contract No. 6-03/2543 entered with the Airports Authority of Thailand, and a Letter of Guarantee is required as performance guarantee for an amount of Baht 804,988.80 (Eight
         Hundred  and  Four  Thousand  Nine  Hundred  Eighty-Eight  Baht  Eighty
         Satang).

2. We consent to bind ourselves as the guarantor of King Power Tax Free Co., Ltd. to the Airports Authority of Thailand for an amount not exceeding Baht 804,988.80 (Eight Hundred and Four Thousand Nine Hundred Eighty-Eight Baht Eighty Satang). That is, if King Power Tax Free Co., Ltd. fails to comply with the contract entered with the Airports Authority of Thailand, or is in breach of any clause of the said contract, thereby the Airports Authority of Thailand is entitled to forfeit the performance guarantee or impose fines to and/or claim for damages from King Power Tax Free Co., Ltd., we shall promptly make the payment on behalf and without requesting King Power Tax Free Co., Ltd. to make such payment first.

3. We acknowledge and consent in case the Airports Authority of Thailand has given an extension or leniency for compliance with the contract to King Power Tax Free Co., Ltd., provided that the Airports Authority of Thailand shall notify us without delay.

This Letter of Guarantee is valid from 17 January 2000 to 16 July 2003.

As evidence, we, the Siam Commercial Bank Public Company Limited, Lak Si Branch, by the undersigned who are empowered to enter juristic act binding the bank, hereunder sign our names and affixed the seal.

    (Seal of the Siam Commercial Bank Public Company Limited, Lak Si Branch)
                     - signed -             - signed -               Guarantor
                (Mrs. Sukri Dankun)   (Mr. Wiphat Lamaikhae)
                                            - signed -               Witness
                                    (Mr. Thitiphon Suksomchit)
(Revenue Stamps)                            - signed -               Witness
B3-1 182363                          (Miss Thanyaphon Songsri)